                            2,500,000 Common Shares

                              INNOTRAC CORPORATION

                             UNDERWRITING AGREEMENT

                                 JULY ___, 1999

BEAR, STEARNS & CO. INC.
THE ROBINSON-HUMPHREY COMPANY, LLC
J.C. BRADFORD & CO.
         as Representatives of the
         several Underwriters named in
         Schedule I attached hereto
c/o Bear, Stearns & Co. Inc.
245 Park Avenue
New York, N.Y.  10167

Ladies and Gentlemen:

         Innotrac Corporation, a corporation organized and existing under the laws of the State of Georgia (the "Company"), and the selling shareholders listed on Schedule II hereto (the "Selling Shareholders"), severally propose, subject to the terms and conditions stated herein, to issue and sell to the several underwriters named in Schedule I hereto (the "Underwriters") an aggregate of 2,500,000 shares (the "Firm Shares") of its common stock, par value $.10 per share (the "Common Stock"). The Firm Shares consist of 2,100,000 shares to be issued and sold by the Company and 400,000 shares to be sold by the Selling Shareholders. The Company and the Selling Shareholders also propose, for the sole purpose of covering over-allotments in connection with the sale of the Firm Shares, at the option of the Underwriters and subject to the terms and conditions stated herein, to sell up to an additional 375,000 shares (the "Additional Shares") of Common Stock. The Firm Shares and any Additional Shares purchased by the Underwriters are

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referred to herein as the "Shares." The Shares are more fully described in the
Registration Statement referred to below.

         1. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, the Underwriters that:

                  (a) The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement, and amendments thereto, on Form S-1 (No. 333-79929), for the registration of the Shares under the Securities Act of 1933, as amended (the "Act"). Such registration statement, including the prospectus, financial statements and schedules, exhibits and all other documents filed as a part thereof, as amended at the time of effectiveness of the registration statement, including any information deemed to be a part thereof as of the time of effectiveness pursuant to paragraph (b) of Rule 430A or Rule 434 of the Rules and Regulations of the Commission under the Act (the "Regulations"), is herein called the "Registration Statement," and the prospectus, in the form first filed with the Commission pursuant to Rule 424(b) of the Regulations, or filed as part of the Registration Statement at the time of effectiveness if no Rule 424(b) or Rule 434 filing is required, is herein called the "Prospectus." The term "preliminary prospectus" as used herein means a preliminary prospectus as described in Rule 430 of the Regulations.

                  (b) At the time of the effectiveness of the Registration Statement or the effectiveness of any post-effective amendment to the Registration Statement, when the Prospectus is first filed with the Commission pursuant to Rule 424(b) or Rule 434 of the Regulations, when any supplement to or amendment of the Prospectus is filed with the Commission and at the Closing Date and the Additional Closing Date, if any (as hereinafter respectively defined), the Registration Statement and the Prospectus and any amendments thereof and supplements thereto complied or will comply in all material respects with the applicable provisions of the Act and the Regulations and do not or will not contain an untrue statement of a material fact and do not or will not omit to state any material fact required to be stated therein or necessary in order to make the statements therein (i) in the case of the Registration Statement, not misleading and (ii) in the case of the Prospectus, in light of the circumstances under which they were made, not misleading. When any related preliminary prospectus was first filed with the Commission (whether filed as part of the registration statement for the registration of the Shares or any amendment thereto or pursuant to Rule 424(a) of the Regulations) and when any amendment thereof or supplement thereto was first filed with the Commission, such preliminary prospectus and any amendments thereof and supplements thereto complied in all material respects with the applicable provisions of the Act and the Regulations and did not contain an untrue statement of a material fact and did not omit to



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         state any material fact required to be stated therein or necessary in order to make the statements therein in light of the circumstances under which they were made not misleading. No representation and warranty is made in this subsection (b), however, with respect to any information contained in or omitted from the Registration Statement or the Prospectus or any related preliminary prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representatives as herein stated expressly for use in connection with the preparation thereof. If Rule 434 is used, the Company will comply with the requirements of Rule 434.

                  (c) Arthur Andersen LLP, who have certified the financial statements and supporting schedules included in the Registration Statement, are independent public accountants as required by the Act and the Regulations.

                  (d) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, except as disclosed in the Registration Statement and the Prospectus, there has been no material adverse change or any development involving a prospective material adverse change in the business, prospects, properties, operations, condition (financial or other) or results of operations of the Company, whether or not arising from transactions in the ordinary course of business (the effect of each such change or development being referred to as a "Material Adverse Effect"), and since the date of the latest balance sheet presented in the Registration Statement and the Prospectus, the Company has not incurred or undertaken any liabilities or obligations, direct or contingent, which are material to the Company, except for liabilities or obligations which are disclosed in the Registration Statement and the Prospectus.

                  (e) This Agreement and the transactions contemplated herein have been duly and validly authorized by the Company and this Agreement has been duly and validly executed and delivered by the Company.

                  (f) The execution, delivery, and performance of this Agreement and the consummation of the transactions contemplated hereby do not (i) conflict with or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to, any agreement, instrument, franchise, license or permit to which the Company is a party or by which it or its properties or assets may be bound or (ii) violate or conflict with any provision of the articles of incorporation or bylaws of the Company, or (iii) violate or conflict with any judgment, decree, order, statute, rule or


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         regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over the Company or any of its properties or assets except, as to clauses (i) and (iii) above, for such conflicts, violations, breaches, defaults, liens, charges or encumbrances which, singly or in the aggregate, would not have a Material Adverse Effect. No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any public, governmental or regulatory agency or body having jurisdiction over the Company or its properties or assets is required for the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby by the Company, including the issuance, sale and delivery of the Shares to be issued, sold and delivered by the Company hereunder, except the registration under the Act of the Shares and such consents, approvals, authorizations, orders, registrations, filings, qualifications, licenses and permits as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters.

                  (g) All of the outstanding shares of Common Stock are duly and validly authorized and issued, fully paid and nonassessable and were not issued and are not now in violation of or subject to any preemptive rights. The Shares, when issued, delivered and sold in accordance with this Agreement, will be duly and validly issued and outstanding, fully paid and nonassessable, and will not have been issued in violation of or be subject to any preemptive rights. The Company had, at March 31, 1999, an authorized and outstanding capitalization as set forth in the Registration Statement and the Prospectus. The Common Stock, the Firm Shares and the Additional Shares conform in all material respects to the descriptions thereof contained in the Registration Statement and the Prospectus. All offers and sales of securities of the Company have been at all relevant times duly registered under or exempt from the registration requirements of the Act and were duly registered under or exempt from the registration requirements of all applicable state securities or Blue Sky laws. Except as set forth in the Prospectus and except for options issued under the Company's stock option plan, the Company does not have outstanding, and at the Closing Date and, if later, the Additional Closing Date, will not have outstanding, any options to purchase, or any rights or warrants to subscribe for, or any securities or obligations convertible into, or any contracts or commitments to issue or sell any shares of Common Stock or any such warrants, convertible securities or obligations. The description of the Company's stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted thereunder, set forth in the Prospectus accurately and fairly presents the information required to be shown with respect to such plans, arrangements, options and rights.

                  (h) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Georgia. The Company is

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         duly qualified and in good standing as a foreign corporation in each jurisdiction in which the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business makes such qualification necessary, except for those failures to be so qualified or in good standing which will not, in the aggregate, have a Material Adverse Effect. The Company has all requisite power and authority, and all necessary consents, approvals, authorizations, orders, registrations, qualifications, licenses and permits of and from all public, regulatory or governmental agencies and bodies, necessary to own, lease and operate its properties and conduct its business as now being conducted and as described in the Registration Statement and the Prospectus, except as would not result in a Material Adverse Effect, and no such consent, approval, authorization, order, registration, qualification, license or permit contains a material restriction not adequately disclosed in the Registration Statement and the Prospectus. The Company has not received any written notice of any proceedings relating to the revocation or modification of any such consent, approval, authorization, order, registration, qualification, license or permit which, singly or in the aggregate, if the subject of an unfavorable decision, would have a Material Adverse Effect.

                  (i) Except as described in the Prospectus, there is no litigation or governmental proceeding to which the Company is a party or to which any property of the Company is subject or which is pending or, to the knowledge of the Company, threatened against the Company which might have a Material Adverse Effect or which is required to be disclosed in the Registration Statement and the Prospectus.

                  (j) The Company maintains a system of internal accounting controls sufficient to assure that: (i) all material transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of the Company's consolidated financial statements in conformity in all material respects with generally accepted accounting principles consistently applied and to maintain accountability for assets; and (iii) assets are properly accounted for and safeguarded against errors or loss from unauthorized use. Neither the Company, nor, to the knowledge of the Company, any employee or agent of the Company, has made any payment of funds of the Company or received or retained any funds in violation of any law, rule or regulation, the receipt or payment of which could have a Material Adverse Effect.

                  (k) There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company to or for the benefit of any of the officers or directors of the Company (who are listed on Schedule III hereto) or any of the members of the families of any of them, except as disclosed in the Registration Statement and the Prospectus.


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                  (l) Neither the Company nor any of its officers or directors
         (who are listed on Schedule III hereto) has taken, nor will the Company or, to the Company's knowledge, any of its officers or directors (who are listed on Schedule III hereto), take, directly or indirectly, any action designed to cause or result in, or which constitutes or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the shares of Common Stock to facilitate the sale or resale of the Shares.

                  (m) The financial statements, including the notes thereto, and supporting schedules included in the Registration Statement and the Prospectus present fairly the financial position of the Company as of the dates indicated and the results of its operations for the periods specified; except as otherwise stated in the Registration Statement, said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis; and the supporting schedules included in the Registration Statement present fairly the information required to be stated therein; and, except as disclosed therein, the pro forma financial information included in the Registration Statement and the Prospectus has been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements, and the assumptions used in the preparation thereof are, in the Company's opinion, reasonable. The selected financial data for the Company set forth in the Prospectus have been prepared on a basis consistent with the financial statements of the Company. No other financial statements of the Company or any other entity are required by the Act or the Rules and Regulations to be included in the Registration Statement or the Prospectus.

                  (n) The Company has good and marketable title to all properties and assets described in the Registration Statement and Prospectus as owned by it, free and clear of all liens, charges, encumbrances or restrictions, except such as are described in the Prospectus or are not material to the business of the Company. The Company has valid, subsisting and enforceable leases for the properties described in the Prospectus as leased by it (the "Leased Properties") subject only to the rights of any mortgagee, lienholder, or other person or entity which has an interest in the Leased Properties that is or may become superior to the interest of the Company or the landlord of such Leased Properties. The Company has no notice or knowledge of any material claim of any sort which has been, or may be, asserted by anyone adverse to the Company's rights as lessee or sublessee under any lease or sublease described above, or affecting or questioning the Company's rights to the continued possession of the leased or subleased premises under any such lease or sublease in conflict with the terms thereof. The Company owns or leases all such properties as are necessary to its operations as now conducted.


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                  (o) The Company maintains insurance with insurers of
         recognized financial responsibility against such losses and risks and in such amounts as management believes is appropriate to the business of the Company and all such policies are in full force and effect. The Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

                  (p) Except as described in the Registration Statement and the Prospectus, there is no factual basis for any action, suit or other proceeding involving the Company or any of its material assets for any failure of the Company to comply with any requirements of federal, state or local regulation relating to air, water, solid waste management, hazardous or toxic substances, or the protection of health or the environment. To the best of the Company's knowledge, there has not been a release of any "hazardous substances in a reportable quantity," as those terms are defined in the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. 9601 et seq. ("CERCLA"), by the Company on or at properties leased by the Company. The Company has not received notice or request of information under Section 104 of CERCLA or comparable state laws regarding an investigation evaluating whether any remedial action is needed to respond to a release or threatened release of any hazardous substance at properties leased by the Company.

                  (q) All documents or contracts required to be filed as exhibits to the Registration Statement to which the Company is a party have been filed as exhibits to the Registration Statement and have been duly authorized, executed and delivered by the Company, constitute valid and binding agreements of the Company and are enforceable against the Company in accordance with the terms thereof, except where the lack of authorization, execution, delivery or enforceability of any such contract would not have a Material Adverse Effect.

                  (r) Except as described in the Prospectus, no holder of securities of the Company has any rights to the registration of securities of the Company because of the filing of the Registration Statement or otherwise in connection with the sale of the Shares contemplated hereby.

                  (s) The Company is not, and upon consummation of the transactions contemplated hereby will not be, subject to registration as an "investment company" under the Investment Company Act of 1940, as amended.


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                  (t) No labor dispute with the employees of the Company exists or, to the Company's knowledge, is threatened or imminent that would have a Material Adverse Effect.

                  (u) The Company owns or possesses, or can acquire on reasonable terms, all material trademarks, service marks, trade names, licenses, copyrights and proprietary or other confidential information currently employed by it in connection with its business, and the Company has not received any notice of infringement of any asserted rights of any third party with respect to the foregoing which, singly or in the aggregate, if the subject of an unfavorable decision, would have a Material Adverse Effect.

                  (v) The Company has filed all foreign, federal, state and local tax returns that are required to be filed or has requested extensions thereof (except in any case in which the failure so to file would not have a Material Adverse Effect) and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as described in or contemplated by the Prospectus, and except in any case in which the failure so to pay would not have a Material Adverse Effect.

                  (w) The Company owns no shares of stock or any other equity securities of any corporation and has no subsidiaries as defined by Regulation S-X. The Company has no equity interest in any firm, partnership, association or other entity, except as described in or contemplated by the Prospectus.

                  (x) No event has occurred that will, with notice or the passage of time or both, (i) conflict with or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to any agreement, instrument, franchise, license or permit to which the Company is a party or by which the Company or its properties may be bound, except for such conflicts, breaches or defaults which would not have a Material Adverse Effect or (ii) conflict with any provision of the articles of incorporation or bylaws of the Company or
         (iii) conflict with or violate any judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over the Company or any of its properties or assets, except for such conflicts or violations which would not have a Material Adverse Effect.



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                  (y) The Shares have been approved for listing on the National
         Association of Securities Dealers Automated Quotation National Market System (the "Nasdaq National Market").

                  (z) The description of the Company's Year 2000 readiness set forth under the heading "Year 2000 Compliance" in the "Management's Discussion and Analysis of Financial Condition and Results of Operations" section of the Prospectus is accurate and complete in all material respects.

                  (aa) Each certificate signed by any officer of the Company and delivered to the Representatives or counsel for the Underwriters shall be deemed to be a representation and warranty by the Company, and not by such officer in an individual capacity, to each Underwriter as to the matters covered thereby.

         1A. Representations and Warranties of the Selling Shareholders. Each Selling Shareholder, severally and not jointly, represents and warrants to the Underwriters that:

                  (a) At the date hereof, such Selling Shareholder has, and at the time of delivery thereof hereunder, such Selling Shareholder will have (i) sole legal and beneficial ownership of the Shares to be sold by such Selling Shareholder hereunder, free and clear of any claims, liens, encumbrances or security interests and (ii) full legal right, power and authority to sell, transfer and deliver the Shares to be sold by such Selling Shareholder to the Underwriters hereunder and to make the representations, warranties and agreements made by such Selling Shareholder herein. Upon delivery of and payment for the Shares to be sold by the Selling Shareholder hereunder, such Selling Shareholder will deliver sole legal and beneficial ownership thereof, free and clear of any claims, liens, encumbrances or security interests.

                  (b) On the Closing Date and on the Additional Closing Date, if any, all stock transfer and other taxes (other than income taxes) which are required to be paid in connection with the sale and transfer of the Shares to be sold by such Selling Shareholder to the several Underwriters hereunder will have been fully paid or provided for and all laws imposing such taxes will have been complied with in all material respects.

                  (c) The execution, delivery, and performance of this Agreement and the Custody Agreement (as hereinafter defined) and the consummation of the transactions contemplated hereby and thereby do not and will not, with notice or the passage of time or both, (i) conflict with or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition


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         of any lien, charge or encumbrance upon any property or assets of such
         Selling Shareholder pursuant to, any agreement, instrument, franchise, license or permit to which such Selling Shareholder is a party or by which such Selling Shareholder's properties or assets may be bound or
         (ii) violate or conflict with any provision of the articles of incorporation or bylaws of such Selling Shareholder, as applicable, or any judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over such Selling Shareholder or any of such properties or assets. No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any public, governmental or regulatory agency or body having jurisdiction over such Selling Shareholder or any of such properties or assets is required for the execution, delivery and performance of this Agreement or the Custody Agreement by such Selling Shareholder or the consummation of the transactions contemplated hereby and thereby, including the sale and delivery of the Shares to be sold and delivered by such Selling Shareholder hereunder, except the registration under the Act of the Shares and such consents, approvals, authorizations, orders, registrations, filings, qualifications, licenses and permits as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters.

                  (d) The sale of the Shares proposed to be sold by the Selling Shareholder is not prompted by such Selling Shareholder's knowledge of any material nonpublic information regarding the Company.

                  (e) At the time of the effectiveness of the Registration Statement or the effectiveness of any post-effective amendment to the Registration Statement, when the Prospectus is first filed with the Commission pursuant to Rule 424(b) or Rule 434 of the Regulations, when any supplement to or amendment of the Prospectus is filed with the Commission and at the Closing Date and the Additional Closing Date, if any, all information with respect to such Selling Shareholder contained in the Registration Statement and the Prospectus and any amendments thereof and supplements thereto in reliance upon and in conformity with information relating to such Selling Shareholder furnished to the Company by or on behalf of such Selling Shareholder expressly for use therein complied or will comply in all material respects with the applicable provisions of the Act and the Regulations. The Registration Statement and the Prospectus and any amendments thereof and supplements thereto contain and will contain all statements with respect to such Selling Shareholder required to be stated therein in accordance with the Act and the Regulations, and do not or will not contain an untrue statement of a material fact and do not or will not omit to state any material fact regarding such Selling Shareholder required to be stated therein or necessary in order to make the statements therein (i) in the case of the Registration Statement, not misleading and (ii) in the case of



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
         the Prospectus, in light of the circumstances under which they were made, not misleading. When any related preliminary prospectus was first filed with the Commission (whether filed as part of the registration statement for the registration of the Shares or any amendment thereto or pursuant to Rule 424(a) of the Regulations) and when any amendment thereof or supplement thereto was first filed with the Commission, all information with respect to such Selling Shareholder contained in such preliminary prospectus and any amendments thereof and supplements thereto complied in all material respects with the applicable provisions of the Act and the Regulations and did not contain an untrue statement of a material fact regarding such Selling Shareholder and did not omit to state any material fact regarding such Selling Shareholder required to be stated therein or necessary in order to make the statements therein in light of the circumstances under which they were made not misleading.

                  (f) Other than as permitted by the Act and the Regulations, such Selling Shareholder has not distributed and will not distribute any preliminary prospectus, the Prospectus or any other offering material in connection with the offering or sale of the Shares. Such Selling Shareholder has not taken and will not take, directly or indirectly, any action designed to cause or result in, or which constitutes or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the shares of Common Stock to facilitate the sale or resale of the Shares.

                  (g) Such Selling Shareholder has full right, power and authority to enter into this Agreement and the Custody Agreement. All authorizations and consents necessary for the execution and delivery by such Selling Shareholder of this Agreement and the Custody Agreement and the performance of the transactions contemplated hereby and thereby have been obtained. Each of this Agreement and the Custody Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Shareholder and constitutes a valid and binding agreement of such Selling Shareholder and is enforceable against such Selling Shareholder in accordance with its terms, except, in the case of enforceability, as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws now or hereafter in effect relating to the availability of remedies and by general principles of equity and except as rights to indemnity and contribution may be limited by federal or state securities laws or the public policy underlying such laws.

                  (h) Each Selling Shareholder has duly executed and delivered in the form heretofore furnished to the Representatives a custody agreement ("Custody Agreement") with Reliance Trust Company, Atlanta, Georgia as the custodian ("Custodian").


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


                  (i) Each certificate signed by such Selling Shareholder and delivered to the Representatives or counsel for the Underwriters shall be deemed to be a representation and warranty by such Selling Shareholder to each Underwriter as to the matters covered thereby.

         2.       Purchase, Sale and Delivery of the Shares.

                  (a) On the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to the Underwriters 2,100,000 Firm Shares, each Selling Shareholder agrees to sell to the Underwriters the number of Firm Shares set forth opposite such Selling Shareholder's name in Schedule II hereto, and the Underwriters, severally and not jointly, agree to purchase from the Company and each of the Selling Shareholders, at a purchase price per share of $__________, the number of Firm Shares set forth opposite the respective names of the Underwriters in Schedule I hereto plus any additional number of Shares which such Underwriter may become obligated to purchase pursuant to the provisions of Section 9 hereof.

                  (b) Payment of the purchase price for, and delivery of certificates for, the Firm Shares shall be made at the offices of Troutman Sanders LLP ("Underwriters' Counsel"), Atlanta, Georgia, or at such other place as shall be agreed upon by the Representatives and the Company, at 10:00 A.M. on the third or fourth business day (as permitted under Rule 15c6-1 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (unless postponed in accordance with the provisions of Section 9 hereof) following the date of the effectiveness of the Registration Statement (or, if the Company has elected to rely upon Rule 430A of the Regulations, the third or fourth business day (as permitted under Rule 15c6-1 under the Exchange Act) after the determination of the initial public offering price of the Shares), or such other time not later than ten business days after such date as shall be agreed upon by the Representatives and the Company (such time and date of payment and delivery being herein called the "Closing Date"). Payment shall be made to the Company and each of the Selling Shareholders by wire transfer in same day funds, against delivery to the Representatives for the respective accounts of the Underwriters of certificates for the Firm Shares to be purchased by them. Certificates for the Firm Shares shall be registered in such name or names and in such authorized denominations as the

         Representatives may request in writing at least two full business days prior to the Closing Date. The Company and each of the Selling Shareholders will permit the Representatives to examine and package such certificates for delivery at least one full business day prior to the Closing Date.

                  (c) In addition, the Company hereby grants to the Underwriters the option to purchase up to 100,000 Additional Shares, and each of the Selling Shareholders hereby grants to the Underwriters the option to purchase up to the number of Additional Shares set forth opposite such Selling Shareholder's name in Schedule II hereto, at the same purchase price per share to be paid by the Underwriters to the Company and the Selling Shareholders for the Firm Shares as set forth in this Section 2, for the sole purpose of covering over-allotments in the sale of Firm Shares by the Underwriters. This option may be exercised at any time, in whole or in part, on or before the thirtieth day following the date of the Prospectus, by written notice by the Representatives to the Company. Such notice shall set forth the aggregate number of Additional Shares as to which the option is being exercised and the date and time, as reasonably determined by the Representatives, when the Additional Shares are to be delivered (such date and time being herein sometimes referred to as the "Additional Closing Date"); provided, however, that the Additional Closing Date shall not be earlier than the Closing Date or earlier than the second full business day after the date on which the option shall have been exercised nor later than the eighth full business day after the date on which the option shall have been exercised (unless such time and date are postponed in accordance with the provisions of Section 9 hereof). Certificates for the Additional Shares shall be registered in such name or names and in such authorized denominations as the Representatives may request in writing at least two full business days prior to the Additional Closing Date. The Company and each of the Selling Shareholders will permit the Representatives to examine and package such certificates for delivery at least one full business day prior to the Additional Closing Date.

                  The number of Additional Shares to be sold to each Underwriter shall be the number which bears the same ratio to the aggregate number of Additional Shares being purchased as the number of Firm Shares set forth opposite the name of such Underwriter in
         Schedule I hereto (or such number increased as set forth in Section 9 hereof) bears to 2,500,000, subject, however, to such adjustments to eliminate any fractional shares as the Representatives in their sole discretion shall make.

                  Payment for the Additional Shares shall be made by wire transfer in same day funds, at the offices of Underwriters' Counsel, or such other location as may be mutually acceptable, upon delivery of the certificates for the Additional Shares to the Representatives for the respective accounts of the Underwriters.

         3. Offering. Upon the authorization by the Representatives of the release of the Firm Shares, the Underwriters propose to offer the Shares for sale to the public upon the terms set forth in the Prospectus.

         4. Covenants of the Company and the Selling Shareholders. The Company and the Selling Shareholders, severally and not jointly, covenant and agree with the Underwriters that:

                  (a) If the Registration Statement has not yet been declared effective, the Company will use its best efforts to cause the Registration Statement and any amendments thereto to become effective as promptly as possible, and if Rule 430A is used or the filing of the Prospectus is otherwise required under Rule 424(b) or Rule 434, the Company will file the Prospectus (properly completed if Rule 430A has been used) pursuant to Rule 424(b) or Rule 434 within the prescribed time period and will provide evidence satisfactory to the Representatives of such timely filing. If the Company elects to rely on Rule 434, the Company will prepare and file a term sheet that complies with the requirements of Rule 434.

                  The Company will notify the Representatives immediately (and, if requested by the Representatives, will confirm such notice in writing) (i) when the Registration Statement and any amendments thereto become effective, (ii) of any request by the Commission for any amendment of or supplement to the Registration Statement or the Prospectus or for any additional information, (iii) of the mailing or the delivery to the Commission for filing of any amendment of or supplement to the Registration Statement or the Prospectus, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or of the initiation, or the threatening, of any proceedings therefor, (v) of the receipt of any comments from the Commission, and (vi) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for that purpose. If the Commission shall propose or enter a stop order at any time, the Company will make every reasonable effort to prevent the issuance of any such stop order and, if issued, to obtain the lifting of such order as soon as possible. The Company will not file any amendment to the Registration Statement or any amendment of or supplement to the Prospectus (including the prospectus required to be filed pursuant to Rule 424(b) or Rule 434) that differs from the prospectus on file at the time of the effectiveness of the Registration Statement before or after the effective date of the Registration Statement to which the Representatives shall reasonably object in writing after being timely furnished in advance a copy thereof.

                  (b) If at any time when a prospectus relating to the Shares is required to be delivered under the Act any event shall have occurred as a result of which the Prospectus as then amended or supplemented would, in the judgment of the Underwriters or the Company, include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it shall be necessary at any time to amend or supplement the Prospectus or Registration Statement to comply with the Act or the Regulations, the Company will notify the Representatives promptly and prepare and file with the Commission an appropriate amendment or supplement (in form and substance satisfactory to the Representatives) which will correct such statement or omission and will use its best efforts to have any amendment to the Registration Statement declared effective as soon as possible.

                  (c) The Company will promptly deliver to the Representatives three signed copies of the Registration Statement, including exhibits, and all amendments thereto, and the Company will promptly deliver to each of the Underwriters such number of copies of any preliminary prospectus, the Prospectus, the Registration Statement, and all amendments of and supplements to such documents, if any, as the Representatives may reasonably request.

                  (d) The Company will endeavor in good faith, in cooperation with the Representatives, at or prior to the time of effectiveness of the Registration Statement, to qualify the Shares for offering and sale under the securities laws relating to the offering or sale of the Shares of such jurisdictions as the Representatives may designate and to maintain such qualification in effect for so long as required for the distribution thereof; except that in no event shall the Company be obligated in connection therewith to qualify as a foreign corporation or to execute a general consent to service of process.

                  (e) The Company will make generally available (within the meaning of Section 11(a) of the Act) to its security holders and to the Representatives as soon as practicable, but not later than 45 days after the end of its fiscal quarter in which the first anniversary date of the effective date of the Registration Statement occurs, an earning statement (in form complying with the provisions of Rule 158 of the Regulations) covering a period of at least twelve consecutive months beginning after the effective date of the Registration Statement.

                  (f) During the period of 90 days from the date of the Prospectus, the Company and the Selling Shareholders will not, without the prior written consent of Bear, Stearns & Co. Inc. issue, sell, offer or agree to sell, grant any option for the sale of, or otherwise dispose of, directly or indirectly, any Common Stock (or any securities convertible into, exercisable for or exchangeable for Common Stock), and the Company will obtain the undertaking of each of its officers, directors, and such shareholders as have been heretofore designated by the Representatives and listed on Schedule III hereto not to engage in any of the aforementioned transactions on their own behalf, other than the Company's and the Selling Shareholders' sale of Shares hereunder, and (i) the issuance of Common Stock by the Company upon the exercise of options granted pursuant to the Company's Stock Option and Incentive Award Plan (the "Plan") that are outstanding as of the date of this Underwriting Agreement; (ii) the grant by the Company of stock options pursuant to the Plan, consistent with past practices, so long as such stock options do not vest and are not exercisable during the aforementioned period of 90 days; and (iii) bona fide gifts made in accordance with and subject to the further provisions of Section 6(h) hereof.

                  (g) During a period of three years from the effective date of the Registration Statement, the Company will furnish to the Representatives copies of (i) all reports to its shareholders; and
         (ii) all reports, financial statements and proxy or information statements filed by the Company with the Commission or any national securities exchange.

                  (h) The Company will apply the proceeds from the sale of the Shares as set forth under "Use of Proceeds" in the Prospectus.

                  (i) The Company will use its best efforts to cause the Shares to be listed for inclusion in the Nasdaq National Market.

                  (j) Neither the Company, nor any of its officers or directors, nor the Selling Shareholders, will take, directly or indirectly, any action designed to cause or result in, or which constitutes or might reasonably be expected to constitute, the stabilization or manipulation of the price of the shares of Common Stock to facilitate the sale or resale of the Shares.

                  (k) The Company, during the period when the Prospectus is required to be delivered under the Act or the Exchange Act, will file all documents required to be filed with the Commission pursuant to Sections 13, 14 or 15 of the Exchange Act within the time periods required by the Exchange Act and the rules and regulations thereunder.

                  (l) As promptly as practicable after the Selling Shareholders are advised thereof, the Selling Shareholders will advise the Representatives and, if requested by the Representatives, confirm such advice in writing, (i) of receipt by the Selling Shareholders, or by any representative of the Selling Shareholders, of any communication from the Commission relating to the Registration Statement, the Prospectus or any preliminary prospectus, or any notice or order from the Commission relating to the Company or the Selling Shareholders in connection with the transactions contemplated hereby and (ii) of the happening of any event, at any time prior to the date on which the distribution of the Shares as contemplated herein and in the Prospectus has been completed, that in the judgment of the Selling Shareholders makes any statement made in the Registration Statement untrue or that requires the making of any changes in the Registration Statement or the Prospectus in order to make the statements therein, in light of the circumstances in which they were made, not misleading.

                  (m) The Selling Shareholders will deliver to the Underwriters prior to or on the Closing Date properly completed and executed United States Treasury Department Forms W-9 (or other applicable form or statement specified by the Treasury Department regulations in lieu thereof).

         5. Payment of Expenses. Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, the Company hereby agrees to pay all costs and expenses incident to the performance of the obligations of the Company and the Selling Shareholders hereunder, including those in connection with (i) preparing, printing, duplicating, filing and distributing the Registration Statement, as originally filed and all amendments thereof (including all exhibits thereto), any preliminary prospectus, the Prospectus and any amendments or supplements thereto (including, without limitation, fees and expenses of the Company's and the Selling Shareholders' accountants and counsel), reasonable expenses associated with the underwriting documents (including this Agreement, the Agreement Among Underwriters, and the Selling Agreement and all other documents related to the public offering of the Shares (including those supplied to the Underwriters in quantities as hereinabove stated), (ii) the issuance, transfer and delivery of the Shares to the Underwriters, including any transfer or other taxes payable thereon, (iii) the qualification of the Shares under state or foreign securities or Blue Sky laws, including the costs of printing and mailing a "Blue Sky Survey" and the reasonable fees of counsel for the Underwriters and such counsel's disbursements in relation thereto, (iv) listing of the Shares on the Nasdaq Stock Market's National Market, (v) filing fees of the Commission and the National Association of Securities Dealers, Inc., (vi) the cost of printing certificates representing the Shares, and (vii) the cost and charges of any transfer agent or registrar.

         6. Conditions of Underwriters' Obligations. The obligations of the Underwriters to purchase and pay for the Firm Shares and the Additional Shares, as provided herein, shall be subject to the accuracy of the representations and warranties of the Company and the Selling Shareholders herein contained, as of the date hereof and as of the Closing Date (for purposes of this Section 6, "Closing Date" shall refer to the Closing Date for the Firm Shares and any Additional Closing Date, if different, for the Additional Shares), to the absence from any certificates, opinions, written statements or letters furnished to the Representatives or to Underwriters' Counsel pursuant to this Section 6 of any misstatement or omission, to the performance by the Company and the Selling Shareholders of their respective obligations hereunder, and to the following additional conditions:

                  (a) The Registration Statement shall have become effective and all necessary foreign regulatory or stock exchange approval shall have been received not later than 5:30 P.M., New York time, on the date of this Agreement, or at such later time and date as shall have been consented to in writing by the Representatives; if the Company shall have elected to rely upon Rule 430A or Rule 434 of the Regulations, the Prospectus shall have been filed with the Commission in a timely fashion in accordance with Section 4(a) hereof; and, at or prior to the Closing Date no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereof shall have been issued and no proceedings therefor shall have been initiated or threatened by the Commission.

                  (b) At the Closing Date the Representatives shall have received the opinion of Kilpatrick Stockton LLP, counsel for the Company and for Scott D. Dorfman (a Selling Shareholder listed on
         Schedule II hereto), dated the Closing Date, addressed to the Underwriters and in form and substance satisfactory to Underwriters' Counsel, to the effect that:

                           (i) The Company has been duly incorporated and is an
                  existing corporation in good standing under the laws of the State of Georgia. The Company is duly qualified and in good standing as a foreign corporation in each jurisdiction in which the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business makes such qualification necessary, except for those failures to be so qualified or in good standing which will not in the aggregate have a Material Adverse Effect on the Company. The Company has all requisite corporate authority to own, lease and license its respective properties and conduct its business as now being conducted and as described in the Registration Statement and the Prospectus.

                           (ii) The authorized capital stock of the Company is
                  as set forth in the Registration Statement and the Prospectus under the caption "Capitalization." All of the outstanding shares of Common Stock are duly and validly authorized and validly issued, fully paid and nonassessable and were not issued in violation of, or subject to, any preemptive rights arising by operation of law or under the Company's articles of incorporation or bylaws or, to such counsel's knowledge, any other contractual or similar rights. The Shares to be delivered on the Closing

                  Date have been duly and validly authorized and, when issued and delivered by the Company or the Selling Shareholders in accordance with this Agreement, will be validly issued, fully paid and nonassessable and will not have been issued in violation of, or subject to, any preemptive rights arising by operation of law or under the Company's articles of incorporation or bylaws or, to such counsel's knowledge, any other contractual or similar rights. The Common Stock, the Firm Shares and the Additional Shares conform to the description thereof contained in the Registration Statement and the Prospectus.

                           (iii) The Common Stock currently outstanding is
                  listed, and the Shares to be sold under this Agreement to the Underwriters are duly authorized for listing, on the Nasdaq National Market.

                           (iv) Execution, delivery and performance by the
                  Company of this Agreement have been duly authorized by all necessary corporate action on behalf of the Company, and such counsel shall confirm to the Underwriters that the Agreement has been duly executed and delivered on behalf of the Company.

                           (v) There is no litigation or governmental or other
                  action, suit, proceeding or investigation before any court or before or by any regulatory or governmental agency or body pending or threatened against, or involving the properties or business of, the Company which is required to be disclosed in the Registration Statement and the Prospectus which is not so disclosed therein (it being understood that such opinion is limited to those matters handled on behalf of the Company by such counsel and those matters identified and listed on an officer's certificate provided to such counsel and furnished with the opinion of such counsel).

                           (vi) The execution, delivery, and performance of
                  this Agreement and the consummation of the transactions contemplated hereby by the Company (i) do not and will not, with notice or the passage of time or both, conflict with or result in the breach of any of the terms and provisions of, constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to any agreement, instrument, franchise, license or permit (known to such counsel) to which the Company is a party or by which it or any of its properties or assets may be subject and (ii) do not and will not, with notice or the passage of time or both, violate or conflict with (A) any provision of the articles of incorporation or bylaws of the Company, (B) any of the Company's existing obligations under any judgment, decree or order of any court or any governmental or regulatory agency or body having jurisdiction over the Company or any of its properties or assets, or (C) any statute, rule, regulation or other law which is known to such counsel to be applicable to the Company where (as to clauses
                  (B) and (C)) such violation would reasonably be expected to have a material adverse effect on the validity, performance or enforceability of any of the terms of this Agreement applicable to the Company. No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any public, governmental or regulatory agency or body having jurisdiction over the Company or of any of its properties or assets is required for the execution, delivery and performance of this Agreement by the Company or the consummation of the transactions contemplated hereby, except for (1) such as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters (as to which such counsel need express no opinion) and (2) such as may have been obtained under the Act and the Regulations.

                           (vii) The Registration Statement and the Prospectus
                  and any amendments thereof or supplements thereto (other than the financial statements and schedules and other financial data included or incorporated by reference therein, as to which no opinion need be rendered) comply as to form in all material respects with the requirements of the Act and the Regulations.

                           (viii) Based solely on telephone conversations
                  between such counsel and the Staff, the Registration Statement has become effective under the Act, and, to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereof has been issued under the Act and no proceedings therefor have been initiated or threatened by the Commission under the Act. All filings required by Rule 424(b) of the Regulations have been made.

                           (ix) The statements made in the Registration
                  Statement and the Prospectus under the captions "Dividend Policy," "Capitalization" and "Description of Capital Stock," to the extent that they constitute summaries of documents referred to therein or matters of law or legal conclusions, are accurate summaries in all material respects and fairly present the information disclosed therein.

                           (x) The Company is not an "investment company" or a
                  company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                           (xi) Such counsel shall confirm to the Underwriters
                  that this Agreement and the Custody Agreement have been duly executed and delivered by Scott D. Dorfman. Each constitutes a valid and binding obligation of Scott D. Dorfman and, except for the indemnification provisions thereof, as to which such counsel need express no opinion, the Custody Agreement is enforceable against Scott D. Dorfman in accordance with its terms.

                           (xii) The execution, delivery, and performance of
                  this Agreement and the Custody Agreement by Scott D. Dorfman
                  (i) do not and will not, with notice or the passage of time or both, result in a breach of any of the terms and provisions of, constitute a default (or an event which, with notice or the passage of time or both, would constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of Scott D. Dorfman pursuant to any agreement, instrument, franchise, license or permit to which Scott D. Dorfman is a party or by which any of his properties or assets may be bound, where such default or breach would reasonably be expected to have a material adverse effect on the ability of Scott D. Dorfman to perform his obligations under the Agreement or to impose any liability upon any one or more of the Underwriters and (ii) do not and will not, with notice or the passage of time or both, violate (A) any of Scott D. Dorfman's existing obligations under any judgment, decree or order of any court or any governmental or regulatory agency or body having jurisdiction over Scott D. Dorfman or any of his properties or assets, or
                  (B) any statute, rule, regulation or other law which is known to such counsel to be applicable to Scott D. Dorfman where such violation would reasonably be expected to have a material adverse effect on the validity, performance or enforceability of any of the terms of this Agreement or the Custody
                  Agreement applicable to Scott D. Dorfman. No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any governmental or regulatory agency or body having jurisdiction over Scott D. Dorfman or any of his properties or assets is legally required for the execution, delivery and performance of this Agreement or the Custody Agreement by Scott D. Dorfman, except for (1) such as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters (as to which such counsel need express no opinion), and (2) such as may be required under the Act and the Regulations.

                           (xiii) Scott D. Dorfman has good and valid title to
                  all of the Shares to be sold by him pursuant to this Agreement and owns such Shares free of all restrictions on transfer, liens, encumbrances, security interests, equities and claims whatsoever other than pursuant to the Custody Agreement and the Underwriting Agreement and other than any such restriction on transfer, lien, encumbrance, equity or claim created by an Underwriter or resulting from any actions taken by an Underwriter. Upon delivery of, and payment for, the Shares to be sold by Scott D. Dorfman pursuant to this Agreement, Scott
                  D. Dorfman will deliver sole legal and beneficial ownership thereof, free and clear of any claims, liens, encumbrances or security interests. In rendering such opinion, such counsel may assume that the Underwriters are purchasing such Shares in good faith, for value and without notice of any defect in title of any, or adverse claims against any, of the Shares being purchased from Scott D. Dorfman.

                  In addition, such opinion shall also contain a statement that such counsel has participated in conferences with officers and representatives of the Company, representatives of the independent public accountants for the Company and representatives of the Underwriters at which the contents of the Registration Statement and the Prospectus and related matters were discussed, and no facts have come to the attention of such counsel that cause such counsel to believe that either the Registration Statement at the time it became effective (including the information deemed to be part of the Registration Statement at the time of effectiveness pursuant to Rule 430A(b) or Rule 434, if applicable), or any amendment thereof made prior to the Closing Date as of the date of such amendment, contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus as of its date (or any amendment thereof or supplement thereto made prior to the Closing Date as of the date of such amendment or supplement) and as of the Closing Date contained or contains an untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that in each case such counsel need express no belief or opinion with respect to the financial statements, schedules and other financial data included or incorporated by reference therein).

                  In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws other than the laws of the United States and jurisdictions in which they are admitted, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance reasonably satisfactory to Underwriters' Counsel) of other counsel reasonably acceptable to Underwriters' Counsel, familiar with the applicable laws; and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and certificates or other written statements of officers of departments of various jurisdictions having custody of documents respecting the corporate existence or good standing of the Company, provided that copies of any such statements or certificates shall be delivered to Underwriters' Counsel. The opinion of such counsel for the Company and for Scott D. Dorfman shall state that the opinion of any such other counsel is in form satisfactory to such counsel and, in their opinion, you and they are justified in relying thereon.

                  (c) At the Closing Date, the Representatives shall have received the opinion of Kimberley E. Thompson, Esq., General Counsel of ITC Service Company (a Selling Shareholder listed on Schedule II hereto), dated the Closing Date, addressed to the Underwriters and in form and substance satisfactory to Underwriters' Counsel, to the effect that:

                           (i) ITC Service Company has been duly organized and
                  is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation. ITC Service Company has the requisite corporate power and authority to enter into this Agreement and the Custody Agreement and to sell, assign, transfer, and deliver the Shares to be sold by it thereunder in the manner provided therein.

                           (ii) Such counsel shall confirm to the Underwriters
                  that this Agreement and the Custody Agreement have been duly authorized, executed and delivered by ITC Service Company. Each constitutes a valid and binding obligation of ITC Service Company and, except for the indemnification provisions thereof, as to which such counsel need express no opinion, the Custody Agreement is enforceable against ITC Service Company in accordance with its terms.

                           (iii) The execution, delivery, and performance of
                  this Agreement and the Custody Agreement by ITC Service Company (i) do not and will not, with notice or the passage of time or both, result in a breach of any of the terms and provisions of, constitute a default (or an event which, with notice or the passage of time or both, would constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of ITC Service Company pursuant to any agreement, instrument, franchise, license or permit to which ITC Service Company is a party or by which any of its properties or assets may be bound, where such default or breach would reasonably be expected to have a material adverse effect on the ability of ITC Service Company to perform its obligations under the Agreement or to impose any liability upon any one or more of the Underwriters and (ii) do not and will not, with notice or the passage of time or both, violate (A) any provision of the articles of incorporation or bylaws of ITC Service Company or any of ITC Service Company's existing obligations under any judgment, decree or order of any court or any governmental or regulatory agency or body having jurisdiction over ITC Service Company or any of its properties or assets, or (B) any statute, rule, regulation or other law which is known to such counsel to be applicable to ITC Service Company where such violation would reasonably be expected to have a material adverse effect on the validity, performance or enforceability of any of the terms of this Agreement or the Custody Agreement applicable to ITC Service Company. No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any governmental or regulatory agency or body having jurisdiction over ITC Service Company or any of his or its properties or assets is legally required for the execution, delivery and performance of this Agreement or the Custody Agreement by ITC Service Company, except for (1) such as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters (as to which such counsel need express no opinion), (2) such as may be required under the Act and the Regulations, and (3) such as may be required by the NASD.

                           (iv) ITC Service Company has good and valid title to
                  all of the Shares to be sold by ITC Service Company pursuant to this Agreement and owns such Shares free of all restrictions on transfer, liens, encumbrances, security interests, equities and claims whatsoever other than pursuant to the Custody Agreement and the Underwriting Agreement and other than any such restriction on transfer, lien, encumbrance, equity or claim created by an Underwriter or resulting from any actions taken by an Underwriter. Upon delivery of, and payment for, the Shares to be sold by ITC Service Company pursuant to this Agreement, ITC Service Company will deliver good and valid title thereto, free and clear of any claims, liens, encumbrances or security interests. In rendering such opinion, such counsel may assume that the Underwriters are purchasing such Shares in good faith, for value and without notice of any defect in title of any, or adverse claims against any, of the Shares being purchased from ITC Service Company.

                           In rendering such opinion, such counsel may also
                  rely (A) as to matters involving the application of laws other than the laws of the United States and jurisdictions in which they are admitted, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions

                  (in form and substance reasonably satisfactory to Underwriters' Counsel) of other counsel reasonably acceptable to Underwriters' Counsel, familiar with the applicable laws; and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of ITC Service Company and certificates or other written statements of officers of departments of various jurisdictions having custody of documents respecting the corporate existence or good standing of ITC Service Company and its subsidiaries, provided that copies of any such statements or certificates shall be delivered to Underwriters' Counsel. The opinion of such counsel for ITC Service Company shall state that the opinion of any such other counsel is in form satisfactory to such counsel and, in their opinion, you and they are justified in relying thereon.

                  (d) All proceedings taken in connection with the sale of the Firm Shares and the Additional Shares as herein contemplated shall be satisfactory in form and substance to the Representatives and to Underwriters' Counsel, and the Underwriters shall have received from said Underwriters' Counsel a favorable opinion, dated as of the Closing Date with respect to the issuance and sale of the Shares, the Registration Statement and the Prospectus and such other related matters as the Representatives may reasonably require, and the Company and the Selling Shareholders shall have furnished to Underwriters' Counsel such documents as they request for the purpose of enabling them to pass upon such matters.

                  (e) (i) At the Closing Date, the Representatives shall have received a certificate signed on behalf of the Company by the Chief Executive Officer and Chief Financial Officer of the Company, dated the Closing Date to the effect that (A) the condition set forth in subsection (a) of this Section 6 has been satisfied, (B) as of the date hereof and as of the Closing Date the representations and warranties of the Company set forth in Section 1 hereof are accurate,
         (C) as of the Closing Date, the obligations of the Company to be performed hereunder on or prior thereto have been duly performed, and
         (D) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, the Company has not sustained any material loss or interference with its business or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, and there has not been any change, or any development involving a change, which had or will have a Material Adverse Effect, except in each case as described in or contemplated by the Prospectus.

                           (ii) At the Closing Date, the Representatives shall have received a certificate of the Selling Shareholders dated the Closing Date to the effect that (i) as of the date hereof and as of the Closing Date the representations and warranties of such

         Selling Shareholders set forth in Section 1A above are accurate and
         (ii) as of the Closing Date, the obligations of such Selling Shareholders to be performed hereunder on or prior thereto have been duly performed.

                  (f) At the time this Agreement is executed and at the Closing Date, the Representatives shall have received a letter from Arthur Andersen LLP, independent public accountants for the Company, dated, respectively, as of the date of this Agreement and as of the Closing Date, addressed to the Underwriters and in form and substance satisfactory to the Representatives, to the effect that:

                           (i) they are independent certified public
                  accountants with respect to the Company within the meaning of the Act and the Regulations and stating that the answer to
                  Item 10 of the Registration Statement is correct insofar as it relates to them;

                           (ii) stating that, in their opinion, the financial
                  statements and schedules of the Company included in the Registration Statement and the Prospectus and covered by their opinion therein comply as to form in all material respects with the applicable accounting requirements of the Act and the applicable published rules and regulations of the Commission thereunder;

                           (iii) on the basis of procedures consisting of a
                  reading of the latest available unaudited interim consolidated financial statements of the Company, a reading of the minutes of meetings and consents of the shareholders and board of directors of the Company and the committees of such board subsequent to December 31, 1998, inquiries of officers and other employees of the Company who have responsibility for financial and accounting matters of the Company with respect to transactions and events subsequent to December 31, 1998 and other specified procedures and inquiries to a date not more than five days prior to the date of such letter, nothing has come to their attention that would cause them to believe that: (A) the unaudited consolidated financial statements and schedules of the Company presented in the Registration Statement and the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act, and, if applicable, the Exchange Act and the applicable published rules and regulations of the Commission thereunder or that such unaudited consolidated financial statements are not fairly presented in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited consolidated financial statements included in the Registration Statement and the Prospectus; (B) with respect to the period subsequent to March 31, 1999 there were, as of the date of the most recent available monthly consolidated financial statements of the Company, if any, and as of a specified date not more than five days prior to the date of such letter, any changes in the capital stock or other debt or indebtedness of the Company or any decrease in the total assets or shareholders' equity of the Company, in each case as compared with the amounts shown in the most recent balance sheet presented in the Registration Statement and the Prospectus, except for changes or decreases which the Registration Statement and the Prospectus disclose have occurred or may occur or which are set forth in such letter; or (C) that during the period from April 1, 1999 to the date of the most recent available monthly consolidated financial statements of the Company, if any, and to a specified date not more than five days prior to the date of such letter, there was any decrease, as compared with the corresponding period in the prior fiscal year, in total revenues, or total or per share net income, except for decreases which the Registration Statement and the Prospectus disclose have occurred or may occur or which are set forth in such letter;

                           (iv) nothing has come to their attention that would
                  cause them to believe that the pro forma financial information included in the Registration Statement does not comply in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of such financial information; and

                           (v) stating that they have compared specific dollar
                  amounts, numbers of shares, percentages of revenues and earnings, and other financial information pertaining to the Company set forth in the Registration Statement and the Prospectus, which have been specified by the Representatives prior to the date of this Agreement, to the extent that such amounts, numbers, percentages, and information may be derived from the general accounting and financial records of the Company or from schedules furnished by the Company, and excluding any questions requiring an interpretation by legal counsel, with the results obtained from the application of specified readings, inquiries, and other appropriate procedures specified by the Representatives set forth in such letter, and found them to be in agreement.

                  (g) Prior to the Closing Date, the Company and the Selling Shareholders shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

                  (h) The Representatives shall have received from the Company's directors, officers and shareholders as have been heretofore designated by the Representatives and listed on Schedule III hereto an agreement to the effect that such person will not, directly or indirectly, without the Representatives' prior written consent, offer, sell, offer or agree to sell, grant any option to purchase or otherwise dispose (or announce any offer, sale, grant of an option to purchase or other disposition) of any shares of Common Stock (or any securities convertible into, exercisable for or exchangeable or exercisable for shares of Common Stock) for a period of 90 days after the date of the Prospectus, other than the Company's and the Selling Shareholders' sale of Shares hereunder and other than transfers of securities by bona fide gift, provided that any such transferee shall have agreed in writing to be bound by the restrictions set forth in such agreement and shall have certified to Bear, Stearns & Co. Inc. that such transferee has been in compliance with such restrictions from the original date of this Agreement.

                  (i) At the Closing Date, the Shares shall have been approved for listing on the Nasdaq National Market.

         If any of the conditions specified in this Section 6 shall not have been fulfilled when and as required by this Agreement, or if any of the certificates, opinions, written statements or letters furnished to the Representatives or to Underwriters' Counsel pursuant to this Section 6 shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and to Underwriters' Counsel, all obligations of the Underwriters hereunder may be canceled by the Representatives at, or at any time prior to, the Closing Date and the obligations of the Underwriters to purchase the Additional Shares may be canceled by the Representatives at, or at any time prior to, the Additional Closing Date. Notice of such cancellation shall be given to the Company and the Selling Shareholders in writing, or by telephone, telex or telegraph, confirmed in writing.

         7.       Indemnification.

                  (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, against any and all losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon:

                           (i) any untrue statement or alleged untrue statement
                  of a material fact contained in the registration statement for the registration of the Shares under the Act, as originally filed or any amendment thereof, or any related preliminary prospectus or the Prospectus, or in any supplement thereto or amendment thereof, or

                           (ii) the omission or alleged omission to state
                  therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or

                           (iii) any act or failure to act or any alleged act or
                  failure to act by any Underwriter in connection with, or relating in any manner to, the Shares or the offering contemplated hereby, and which is included as part of or referred to in any losses, liabilities, claims, damages or expenses arising out of or based upon matters covered by clause (i) and (ii) above (provided that the Company shall not be liable under this clause (iii) to the extent it is finally judicially determined in a court of competent jurisdiction that such losses, liabilities, claims, damages or expenses resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Underwriter through its gross negligence or willful misconduct);

provided, however, that the Company will not be liable in any such case to the extent but only to the extent that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any preliminary prospectus or the Prospectus in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representatives expressly for use in the Registration Statement, any preliminary prospectus or the Prospectus; and provided, further, that this indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, liabilities, claims, damages or expenses purchased Shares, or any person controlling such Underwriter, if a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any such amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if such is required by law, at or prior to the written confirmation of the sale of such Shares to such person and if the Prospectus (as so amended or supplemented) would have corrected the defect giving rise to such loss, liability, claim, damage or expense. This indemnity agreement will be in addition to, and shall not in any way impair or otherwise limit, any liability which the Company may otherwise have, including but not limited to liabilities under this Agreement and under applicable securities laws.

                  (b) ITC Service Company, in its capacity as a Selling Shareholder, agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of
         Section 15 of the Act or Section 20(a) of the Exchange Act, against any and all losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any such claim or litigation), joint or several, to which they or any of them may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon:

                          (i) any untrue statement or alleged untrue statement
                  of a material fact contained in the registration statement for the registration of the Shares under the Act, as originally filed or any amendment thereof, or any related preliminary prospectus or the Prospectus, or in any supplement thereto or amendment thereof, or

                          (ii) the omission or alleged omission to state therein
                  a material fact required to be stated therein or necessary to make the statements therein not misleading, or

                          (iii) any act or failure to act or any alleged act or
                  failure to act by any Underwriter in connection with, or relating in any manner to, the Shares or the offering contemplated hereby, and which is included as part of or referred to in any losses, liabilities, claims, damages or expenses arising out of or based upon matters covered by clause (i) and (ii) above (provided that ITC Service Company shall not be liable under this clause (iii) to the extent it is finally judicially determined in a court of competent jurisdiction that such losses, liabilities, claims, damages or expenses resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Underwriter through its gross negligence or willful misconduct);

         provided, however, that ITC Service Company in each case will be liable only to the extent that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of ITC Service Company expressly for use in the Registration Statement, any preliminary prospectus or the Prospectus; and provided further, however, that in no case shall ITC Service Company, in its capacity as a Selling Shareholder, be liable or responsible for indemnification pursuant to this Section 7(b) for any amount in excess of an amount equal to the net proceeds received by ITC Service Company from the sale of its Shares pursuant to this Agreement. This indemnity agreement will be in addition to, and shall not in any way impair or otherwise limit, any liability which ITC Service Company may otherwise have, including but not limited to liabilities under this Agreement and under applicable securities laws. The Underwriters acknowledge that the statements set forth under the captions "Principal and Selling Shareholders" and "Related Party Transactions" in the Prospectus constitute the only information furnished in writing to the Company by or on behalf of ITC Service Company, in its capacity as a Selling Shareholder, expressly for use in the registration statement relating to the Shares as originally filed or in any amendment thereof, any related preliminary prospectus or the Prospectus or in any amendment thereof or supplement thereto, as the case may be.

                  (c) Scott D. Dorfman, in his capacity as a Selling Shareholder, agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of
         Section 15 of the Act or Section 20(a) of the Exchange Act, against any and all losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any such claim or litigation), joint or several, to which they or any of them may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon:

                          (i) any untrue statement or alleged untrue statement
                  of a material fact contained in the registration statement for the registration of the Shares under the Act, as originally filed or any amendment thereof, or any related preliminary prospectus or the Prospectus, or in any supplement thereto or amendment thereof, or

                          (ii) the omission or alleged omission to state therein
                  a material fact required to be stated therein or necessary to make the statements therein not misleading, or

                          (iii) any act or failure to act or any alleged act or
                  failure to act by any Underwriter in connection with, or relating in any manner to, the Shares or the offering contemplated hereby, and which is included as part of or referred to in any losses, liabilities, claims, damages or expenses arising out of or based upon matters covered by clause (i) and
                  (ii) above (provided that Scott D. Dorfman shall not be liable under this clause (iii) to the extent it is finally judicially determined in a court of competent jurisdiction that such losses, liabilities, claims, damages or expenses resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Underwriter through its gross negligence or willful misconduct);

         provided, however, that Scott D. Dorfman, in his capacity as a Selling Shareholder, in each case will be liable in such capacity only to the extent that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of Scott D. Dorfman, in his capacity as a Selling Shareholder, expressly for use in the Registration Statement, any preliminary prospectus or the Prospectus; and provided further, however, that in no case shall Scott D. Dorfman, in his capacity as a Selling Shareholder, be liable or responsible for indemnification pursuant to this Section 7(c) for any amount in excess of an amount equal to the net proceeds received by Scott D. Dorfman from the sale of his Shares pursuant to this Agreement. This indemnity agreement will be in addition to, and shall not in any way impair or otherwise limit, any liability which Scott D. Dorfman may otherwise have, including but not limited to liabilities under this Agreement and under applicable securities laws. The Underwriters acknowledge that the statements set forth under the captions "Management," "Principal and Selling Shareholders" and "Related Party Transactions" in the Prospectus constitute the only information furnished in writing to the Company by or on behalf of Scott D. Dorfman, regarding his capacity as a Selling Shareholder, expressly for use in the registration statement relating to the Shares as originally filed or in any amendment thereof, any related preliminary prospectus or the Prospectus or in any amendment thereof or supplement thereto, as the case may be.

                  (d) Each Underwriter severally, and not jointly, agrees to indemnify and hold harmless the Company, each of the directors of the Company, each of the officers of the Company who shall have signed the Registration Statement, the Selling Shareholders and each other person, if any, who controls the Company or the Selling Shareholders within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, against any and all losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any such claim or litigation), joint or several, to which they or any of them may become subject under the

         Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Shares under the Act, as originally filed or any amendment thereof, or any related preliminary prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representatives expressly for use therein; provided, however, that in no case shall any Underwriter be liable or responsible for any amount in excess of the underwriting discount applicable to the Shares purchased by such Underwriter hereunder. This indemnity will be in addition to, and shall not in any way impair or otherwise limit, any liability which any Underwriter may otherwise have, including but not limited to liabilities under this Agreement and under applicable securities laws. The Company and the Selling Shareholders acknowledge that the statements set forth in the last paragraph of the cover page, and in the seventh, eighth and ninth paragraphs under the caption "Underwriting" in the Prospectus constitute the only information furnished in writing to the Company by or on behalf of any Underwriter through the Representatives expressly for use in the registration statement relating to the Shares as originally filed or in any amendment thereof, any related preliminary prospectus or the Prospectus or in any amendment thereof or supplement thereto, as the case may be.

                  (e) Promptly after receipt by an indemnified party under subsection (a), (b), (c) or (d) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure so to notify an indemnifying party shall not relieve it from any liability which it may have under this Section 7). In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by one of the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to have charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the indemnifying parties. Anything in this subsection to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement of any claim or action effected without its written consent; provided, however, that such consent was not unreasonably withheld. Notwithstanding any other provision of this Section 7(e), if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into, and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of each indemnified party, settle or compromise or consent to entry of any judgment in any pending or threatened claim, action or proceeding relating to the matters contemplated by this Section 7 (whether or not any indemnifying party is a party thereto), unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising or that may arise out of such claim, action or proceeding.

         8. Contribution. In order to provide for contribution in circumstances in which the indemnification provided for in Section 7 hereof is for any reason held to be unavailable from any indemnifying party or is insufficient to hold harmless a party indemnified thereunder, the Company and the Selling Shareholders, on the one hand, and the Underwriters, on the other hand, shall contribute to the aggregate losses, claims, damages, liabilities and expenses of the nature contemplated by such indemnification provision (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any such action, suit or proceeding or any claims asserted, but after deducting in the case of losses, claims, damages, liabilities and expenses suffered by the Company any contribution received by the Company from persons, other than the Underwriters, who may also be liable for contribution, including persons who control the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, officers of the Company who signed the Registration Statement and directors of the Company) as incurred to which the Company, one or more of the

Selling Shareholders and one or more of the Underwriters may be subject, in such proportions as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholders, on the one hand, and the Underwriters, on the other hand, from the offering of the Shares or, if such allocation is not permitted by applicable law or indemnification is not available as a result of the indemnifying party not having received notice as provided in Section 7 hereof, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company and the Selling Shareholders, on the one hand, and the Underwriters, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Shareholders, on the one hand, and the Underwriters, on the other hand, shall be deemed to be in the same proportion as (x) the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and the Selling Shareholders and (y) the underwriting discounts and commissions received by the Underwriters, respectively, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company and the Selling Shareholders, on the one hand, and of the Underwriters, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Shareholders or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this Section 8, (i) in no case shall any Underwriter be liable or responsible for any amount in excess of the underwriting discount applicable to the Shares purchased by such Underwriter hereunder, and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Notwithstanding the provisions of this Section 8 and the preceding sentence, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. For purposes of this Section 8, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act shall have the same rights to contribution as such Underwriter, and each person, if any, who controls the Company or any Selling Shareholder within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company or the Selling Shareholders, as the case may be, subject in each case to clauses (i) and (ii) of this Section 8. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties, notify each party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this
Section 8 or otherwise. No party shall be liable for contribution with respect to any action or claim settled without its consent; provided, however, that such consent was not unreasonably withheld. The liability of each Selling Shareholder under this Section 8 shall be limited to an amount equal to the total net proceeds received by the Selling Shareholder from the sale of its Shares pursuant to this Agreement.

         9. Default by an Underwriter.

                  (a) If any Underwriter or Underwriters shall default in its or their obligation to purchase Firm Shares or Additional Shares hereunder, and if the Firm Shares or Additional Shares with respect to which such default relates do not (after giving effect to arrangements, if any, made by the Representatives pursuant to subsection (b) below) exceed in the aggregate 10% of the number of Firm Shares or Additional Shares, the number of Firm Shares or Additional Shares to which the default relates shall be purchased by the non-defaulting Underwriters in proportion to the respective proportions which the numbers of Firm Shares set forth opposite their respective names in Schedule I hereto bear to the aggregate number of Firm Shares set forth opposite the names of the non-defaulting Underwriters.

                  (b) In the event that such default relates to more than 10% of the Firm Shares or Additional Shares, as the case may be, the Representatives may in their discretion arrange for themselves or for another party or parties (including any non-defaulting Underwriter or Underwriters who so agree) to purchase such Firm Shares or Additional Shares, as the case may be, to which such default relates on the terms contained herein. In the event that within five calendar days after such a default the Representatives do not arrange for the purchase of the Firm Shares or Additional Shares, as the case may be, to which such default relates as provided in this Section 9(b), this Agreement or, in the case of a default with respect to the Additional Shares, the obligations of the Underwriters to purchase and of the Company and the Selling Shareholders to sell the Additional Shares shall thereupon terminate, without liability on the part of the Company or the Selling Shareholders with respect thereto (except in each case as provided in Section 5, 7(a), 7(b), 7(c) and 8 hereof) or the Underwriters, but nothing in this Agreement shall relieve a defaulting Underwriter or Underwriters of its or their liability, if any, to the other

         Underwriters, the Company and the Selling Shareholders for damages occasioned by its or their default hereunder.

                  (c) In the event that the Firm Shares or Additional Shares to which the default relates are to be purchased by the non-defaulting Underwriters, or are to be purchased by another party or parties as aforesaid, the Representatives or the Company shall have the right to postpone the Closing Date or Additional Closing Date, as the case may be, for a period, not exceeding five business days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus or in any other documents and arrangements, and the Company agrees to file promptly any amendment or supplement to the Registration Statement or the Prospectus which, in the opinion of Underwriters' Counsel, may thereby be made necessary or advisable. The term "Underwriter" as used in this Agreement shall include any party substituted under this Section 9 with like effect as if it had originally been a party to this Agreement with respect to such Firm Shares and Additional Shares.

         10. Survival of Representations and Agreements. All representations and warranties, covenants and agreements of the Underwriters, the Selling Shareholders and the Company contained in this Agreement, including the agreements contained in Section 5, the indemnity agreements contained in Section 7 and the contribution agreements contained in Section 8, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any controlling person thereof, by or on behalf of any Selling Shareholder, or by or on behalf of the Company, any of its officers and directors or any controlling person thereof, and shall survive delivery of and payment for the Shares to and by the Underwriters. The representations contained in Sections 1 and 1A and the agreements contained in Sections 5, 7, 8 and 11(d) hereof shall survive the termination of this Agreement, including termination pursuant to Section 9 or 11 hereof.

         11.      Effective Date of Agreement; Termination.

                  (a) This Agreement shall become effective upon the later to occur of (i) receipt by the Representatives and the Company of notification of the effectiveness of the Registration Statement or (ii) the execution of this Agreement. If the purchase price per Share has not been agreed upon prior to 5:00 P.M., New York time, on the fifth full business day after the Registration Statement shall have become effective, this Agreement shall thereupon terminate without liability to the Company, the Selling Shareholders or the Underwriters except as herein expressly provided. Until this Agreement becomes effective as aforesaid, it may be terminated by the Company by notifying the Representatives or by the Representatives notifying the Company and the Selling Shareholders. Notwithstanding the foregoing, the provisions of this Section 11 and of Sections 1, 5, 7 and 8 hereof shall at all times be in full force and effect.

                  (b) The Representatives shall have the right to terminate this Agreement at any time prior to the Closing Date or the obligations of the Underwriters to purchase the Additional Shares at any time prior to the Additional Closing Date, as the case may be, if (A) any domestic or international event or act or occurrence has materially disrupted, or in the opinion of the Representatives will in the immediate future materially disrupt, the market for the Company's securities or securities in general; or (B) if trading in the Shares on the Nasdaq National Market shall have been suspended or materially limited; or (C) if trading on the New York or American Stock Exchanges or the Nasdaq National Market shall have been suspended, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, on the New York or American Stock Exchanges or the Nasdaq National Market by the New York or American Stock Exchanges or the Nasdaq Stock Market or by order of the Commission or any other governmental authority having jurisdiction; or
         (D) if a banking moratorium has been declared by a state or federal authority or if any new restriction materially adversely affecting the distribution of the Firm Shares or the Additional Shares, as the case may be, shall have become effective; or (E) (i) if the United States becomes engaged in hostilities or there is an escalation of hostilities involving the United States or there is a declaration of a national emergency or war by the United States or (ii) if there shall have been such change in political, financial or economic conditions, if the effect of any such event in (i) or (ii) as in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the offering, sale and delivery of the Firm Shares or the Additional Shares, as the case may be, on the terms contemplated by the Prospectus.

                  (c) Any notice of termination pursuant to this Section 11 shall be by telephone, telex, or telegraph, confirmed in writing by letter.

                  (d) If this Agreement shall be terminated pursuant to any of the provisions hereof (otherwise than pursuant to (i) notification by the Representatives as provided in Section 11(a) hereof or (ii) Section 9(b) or 11(b) hereof), or if the sale of the Shares provided for herein is not consummated because any condition to the obligations of the Underwriters set forth herein is not satisfied or because of any refusal, inability or failure on the part of the Company or the Selling Shareholders to perform any agreement herein or comply with any provision hereof, the Company will, subject to demand by the Representatives, reimburse the Underwriters for all out-of-pocket expenses (including the fees and expenses of their counsel), incurred by the Underwriters in connection herewith.

         12. Notices. All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing and, if sent to any Underwriter, shall be mailed, delivered, or telexed, telecopied or telegraphed and confirmed in writing, to such Underwriter c/o Bear, Stearns & Co. Inc., 245 Park Avenue, New York, N.Y. 10167, Attention: Equity Syndicate; if sent to the Company or Scott D. Dorfman, shall be mailed, delivered, or telegraphed or telecopied and confirmed in writing to the Company, Innotrac Corporation, 6655 Sugarloaf Parkway, Duluth, Georgia 30097, Attention: Chief Executive Officer; and if sent to ITC Service Company, shall be mailed, delivered or telegraphed or telecopied and confirmed in writing to ITC Service Company, 1239 O.G. Skinner Drive, West Point, Georgia 31833, Attention: Kimberley E. Thompson Esq. These addresses may be changed by notice to the other parties.

         13. Parties. This Agreement shall inure solely to the benefit of, and shall be binding upon, the Underwriters, the Selling Shareholder and the Company and the controlling persons, directors, officers, employees and agents referred to in Sections 7 and 8, and their respective successors and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained. The term "successors and assigns" shall not include a purchaser, in its capacity as such, of Shares from any of the Underwriters.

         14. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, but without regard to principles of conflicts of law.

         15. Miscellaneous. The Representatives represent and warrant that they have been authorized by the several Underwriters to enter into this Agreement on their behalf and to act for them in the manner provided in this Agreement.

         If the foregoing correctly sets forth the understanding among the Representatives, the Selling Shareholders and the Company, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among the parties hereto.

                                      Very truly yours,

                                      INNOTRAC CORPORATION


                                      By:
                                          ---------------------------------
                                          Name:
                                               ----------------------------
                                          Title:
                                                ---------------------------


                                      ITC SERVICE COMPANY, a Selling Shareholder


                                      By:
                                         ---------------------------------
                                         Name:
                                              ----------------------------
                                         Title:
                                               ---------------------------


                                      SCOTT D. DORFMAN, a Selling Shareholder

                                      By:
                                         ---------------------------------
                                         Scott D. Dorfman

Accepted as of the date first above written:

BEAR, STEARNS & CO. INC.

By:      Bear, Stearns & Co. Inc.

By:
   -----------------------------------------
         Name:
              ------------------------------
         Title:
               -----------------------------

On behalf of themselves and the other Underwriters named in Schedule 1 hereto

                                   SCHEDULE I


                                                          Number of Firm Shares
Name of Underwriter                                         to be Purchased
-------------------                                         ---------------
Bear, Stearns & Co. Inc.
The Robinson-Humphrey Company, LLC
J.C. Bradford & Co.

                                   SCHEDULE II


Selling Shareholder                                Firm Shares                    Additional Shares
-------------------                                -----------                    -----------------
Scott D. Dorfman                                      300,000                           200,000
ITC Service Company                                   100,000                            75,000

                                  SCHEDULE III
                     (Persons subject to Lock-Up Agreements)



Name                                                         Position(s)
----                                                         -----------
Scott D. Dorfman                                             Selling Shareholder, officer, director
ITC Service Company                                          Selling Shareholder
David L. Ellin                                               Officer, director
Larry C. Hanger                                              Officer, director
John H. Nichols, III                                         Officer
Don L. Colter, Jr.                                           Officer
Stephen J. Walden                                            Officer
Will Hendrick                                                Officer
Bruce V. Benator                                             Director
Martin J. Blank                                              Director
William H. Scott, III                                        Director